Supplement to the
Fidelity® 100 Index Fund
March 27, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

HUN-07-01 November 6, 2007
1.857358.100

Supplement to the
Fidelity® Nasdaq Composite® Index Tracking Stock
January 29, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

ETF-07-01 November 6, 2007
1.790427.106